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Scudder Medium-Term Tax-Free Fund

Classes A, B and C

Annual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Medium-Term Tax-Free Fund	Nasdaq Symbol	CUSIP Number
Class A	SZMAX	811236-603
Class B	SZMBX	811236-702
Class C	SZMCX	811236-801

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary May 31, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Medium-Term Tax-Free Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	5.35%	4.66%	4.96%	5.65%
Class B(a)	4.58%	3.85%	4.14%	4.81%
Class C(a)	4.62%	3.88%	4.17%	4.84%
Lehman Brothers Municipal Bond Index++	6.50%	5.80%	6.28%	6.75%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/02	$ 11.34	$ 11.35	$ 11.34
Commencement of sales (6/11/01)	$ 11.26	$ 11.26	$ 11.26
Distribution Information: For the period June 11, 2001 (commencement of sales) to May 31, 2002: Income Dividends	$ .46	$ .37	$ .37
May Income Dividend	$ .0386	$ .0313	$ .0312
SEC 30-day Yield+	2.77%	1.93%	1.87%
Current Annualized Distribution Rate+	4.14%	3.36%	3.35%
Tax Equivalent Yield+	6.74%	5.48%	5.45%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on May 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended May 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.60%. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - Intermediate Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	66	of	129	51
3-Year	40	of	105	38
5-Year	35	of	95	37
10-Year	7	of	28	25

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Medium-Term Tax-Free Fund - Class A -- Lehman Brothers Municipal Bond Index++

Yearly periods ended May 31

Comparative Results (Adjusted for Sales Charge)
Scudder Medium-Term Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,245	$11,148	$12,391	$16,846
	Average annual total return	2.45%	3.69%	4.38%	5.35%
Class B(c)	Growth of $10,000	$10,158	$11,002	$12,152	$16,001
	Average annual total return	1.58%	3.23%	3.97%	4.81%
Class C(c)	Growth of $10,000	$10,462	$11,209	$12,267	$16,043
	Average annual total return	4.62%	3.88%	4.17%	4.84%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,650	$11,841	$13,557	$19,216
	Average annual total return	6.50%	5.80%	6.28%	6.75%

The growth of $10,000 is cumulative.

a On June 11, 2001 the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Medium-Term Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
c On June 11, 2001 the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Medium-Term Tax-Free Fund during such periods and have been adjusted to reflect the higher gross annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 2.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay in fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic stability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Medium-Term Tax-Free Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Medium-Term Tax-Free Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Co-lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1998. Mr. Condon began his investment career in 1978.

Co-lead Portfolio Manager Ashton P. Goodfield joined the Advisor in 1986 and the fund team in 1990. Ms. Goodfield began her investment career in 1986.

Portfolio Manager Shelly Deitert joined the Advisor in 1997 and the fund team in 2002. Ms. Deitert has over five years of investment industry experience.

In the following interview, Philip G. Condon and Ashton P. Goodfield, co-lead portfolio managers of Scudder Medium-Term Tax-Free Fund, discuss the fund's performance and the recent market environment for municipal bonds.

Q: How did the bond market and municipal bonds, in particular, perform over the past year?

A: Municipal bonds showed their strength over the last year, as investors sought refuge from stormier weather among equity and lower-quality bonds. Tax-free bonds outperformed equities and high-yield bonds in the year ended May 31, 2002. U.S. government bonds and higher-quality corporate issues slightly outperformed municipal bonds on a pretax basis. The success of taxable government and tax-free issues was, in part, due to investors' flight to quality during last year's recession as well as for a time after September 11.

Municipal bonds delivered strong results (One-year period ended May 31, 2002)
Lehman Brothers Municipal Bond Index	6.50%
Lehman Brothers Aggregate Bond Index	8.10%
JPMorgan Global High Yield Bond Index	3.50%
S&P 500	-13.87%

The Lehman Brothers Municipal Bond Index contains approximately 42,000 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of at least two years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index.
The Lehman Brothers Aggregate Bond Index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
The JPMorgan Global High Yield Bond Index is an unmanaged pool of bonds with ratings of Baa3 or below by Moody's Investors Service, Inc. and/or ratings of BBB- or below by Standard & Poor's Corporation. Issues must be greater than or equal to $75 million in size and greater than one year in maturity.
The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.
It is not possible to invest directly in an index.

Q: How did Scudder Medium-Term Tax-Free Fund perform during the fiscal year ended May 31, 2002, and how did the fund's positioning affect its performance?

A: Although the fund's absolute returns were strong relative to other areas of the bond and stock markets, its relative returns were slightly lower than average.

The fund rose 5.35 percent (Class A shares, imputed and unadjusted for sales charge), versus its typical peer in the Lipper Intermediate Municipal Debt Funds category, which gained 5.61 percent. The fund underperformed the unmanaged Lehman Brothers Municipal Bond Index by 115 basis points, or 1.15 percentage points. (One basis point is equal to a hundredth of a percent.) The fund outperformed the Lehman Brothers 7-year Municipal Bond Index*, which returned 4.04 percent, and is made up of securities that are more similar to Scudder Medium-Term Tax-Free Fund's holdings.

* The Lehman Brothers 7-year Municipal Bond Index contains approximately 4,500 bonds. To be in the index, a municipal bond must meet the following criteria: a minimum credit rating of BBB, issued as part of an issue of at least $50 million, issued within the last five years and a maturity of between six and eight years. Bonds subject to alternative minimum tax, variable-rate bonds and zero-coupon bonds are excluded from the index.

In recent months, the fund's stake in New York City general obligation debt reduced returns slightly. General obligation bonds issued by New York City did not perform as well as some other state bonds during the period. Following the events of September 11, investors assigned more risk to owning some New York issued bonds and their prices declined. In addition, earlier this year, particularly in March, the fund's performance declined slightly when the yield curve contracted, or became flatter, and the price of shorter-term issues declined. (The yield curve is the graphical relationship between yield and maturity among bonds of different maturities and the same credit quality. When the yield curve flattens, the difference in yield between longer-term bonds and shorter-term bonds becomes smaller. In contrast, when the yield curve steepens, the difference in yield between longer-term bonds and shorter-term bonds becomes larger.)

Early in the period, the fund's focus on bonds with solid call protection aided performance. Some municipal bonds, just like a home mortgage, can be paid off early, or "called." As lending rates have gone down, many municipal borrowers pay off their loans so they can borrow at the lower rates. If you own the bond, your bond gets paid off early. Reinvesting the proceeds usually means owning other municipal bonds at the lower rates. We emphasize "call-protected" bonds in the portfolio. Municipal borrowers can't pay off call-protected bonds for a number of years. As borrowing rates have gone down, other investors have been willing to bid a higher price to buy these bonds, to get the higher interest rates and the call protection. So, returns on our call-protected bonds have gone up.

Overall, the fund did benefit from the steepened yield curve. Also, the fund's stake in premium-coupon bonds aided performance. Premium-coupon issues have a higher coupon and therefore may have less price volatility in down markets than bonds with lower coupons.

Moreover, the fund's long-term results have been strong. The fund ranked 40, 35 and 7 for the three-, five- and 10-year periods (Class S shares)1, respectively, in the Lipper Intermediate Municipal Debt Funds category as of May 31, 2002. For each of these time periods, there were 105, 95 and 28 funds, respectively. (Please see the performance summary on page 4 for standardized return figures for each time period.)

1 Source: Lipper, Inc. Ranking is based on the fund's total return during the periods cited. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Rankings for other share classes may vary.

Q: How did the yield curve react during the period?

A: Over the last year, we generally saw the municipal bond yield curve become steeper. The shorter-term portion of the yield curve, in particular, became steeper, while the intermediate- and long-term portions saw less of a change. However, on a month-to-month basis, the yield curve has oscillated, at times steepening and at others times flattening. Still, on a historical basis, the yield curve remains steep.

Specifically, as of May 31, 2001, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated municipal bond was 254 basis points (or 2.54 percentage points). The difference between those maturities had increased to 342 basis points (or 3.42 percentage points) as of May 31, 2002. The yields on individual 10-year AAA-rated municipal bonds generally declined overall in the past year, however. A 10-year AAA-rated municipal bond yielded 4.16 percent as of May 31, 2002 - 25 basis points less than the 4.41 percent it was yielding as of May 31, 2001.

Municipal bond yield curve

Source: Municipal Market Data

Q: How are you positioning Scudder Medium-Term Tax-Free Fund for the road ahead?

A: In recent months, we have seen better value in longer-term intermediate issues as the municipal bond yield curve has steepened, particularly among intermediate- to long-term maturities. (Intermediate issues generally have maturities in the range of 8 to 20 years.) In response, we have begun to extend into municipal bonds with slightly longer maturities while keeping the fund's duration neutral. Should the yield curve flatten, we would expect longer-term municipals to perform better on a relative basis than shorter-term maturities.

Q: What's your outlook for the municipal bond market over the course of the next six months?

A: We remain positive about the prospects for the municipal bond market. However, some states have had their credit ratings downgraded by rating agencies as tax receipts decreased following the recent economic downturn. In certain cases, that drop in tax revenue has left states with gaps between their budgeted expenses and revenues. As a result, we plan to focus on adding to our stake in essential service bonds, which include debt that funds water departments, transportation systems and sewer systems. Such bonds typically have more stable revenue streams than a state's general obligation debt.

Further, we believe the best opportunities for value are in intermediate-term bonds with slightly longer maturities, such as 15-year securities. We expect continued investor interest in fixed-income securities as investors examine their asset allocation and possibly determine that they still have outsized portions of their portfolios in equities. Such reallocation would bode well for the bond market. Further, bond investments relative to the inflation rate remain appealing. The market is not forecasting a drastic increase in inflation yet, and therefore, we expect bonds to remain an attractive part of a well-balanced portfolio. In addition, we believe tax-free bonds continue to remain attractive on an after-tax basis versus U.S. Treasury bonds with similar maturities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2002

Diversification	5/31/02	5/31/01

Revenue Bonds	48%	42%
General Obligation Bonds	38%	42%
U.S. Government Secured	10%	9%
Lease Revenue	4%	7%
	100%	100%

Quality	5/31/02	5/31/01

AAA	74%	65%
AA	13%	14%
A	7%	16%
BBB	5%	4%
Not Rated	1%	1%
	100%	100%

Effective Maturity	5/31/02	5/31/01

Less than 1 year	8%	1%
1 < 5 years	29%	38%
5 < 10 years	45%	45%
10 < 15 years	18%	16%
	100%	100%

Weighted average effective maturity: 6.5 years and 6.2 years, respectively.

Top Five State Allocations	5/31/02	5/31/01

Texas	14%	12%
Illinois	14%	12%
New York	9%	14%
Michigan	6%	4%
Pennsylvania	5%	3%

Diversification, Quality, Effective Maturity and State Allocations are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 96.9%
Alaska 4.6%
North Slope Borough, AK, Other GO:
Series B, Zero Coupon, 6/30/2004	19,500,000	18,516,420
Series A, Zero Coupon, 6/30/2006 (b)	11,150,000	9,704,291
		28,220,711
Arizona 3.6%
Arizona, School District GO, School Facilities Board Revenue, 5.5%, 7/1/2014	4,000,000	4,340,400
Arizona, Water & Sewer Revenue, Water Quality, Series A, 5.375%, 10/1/2015	2,500,000	2,671,950
Maricopa County, School District GO, Unified School District No.41, Gilbert School:
Zero Coupon, 1/1/2004 (b)	6,000,000	5,770,380
Zero Coupon, 1/1/2006 (b)	2,925,000	2,593,978
Zero Coupon, 7/1/2006 (b)	7,605,000	6,632,244
		22,008,952
Arkansas 0.4%
Rogers, AR, Sales & Special Tax Revenue, 5.35%, 11/1/2011	2,315,000	2,369,194
California 1.9%
California, Electric Revenue, Central Valley Financing Authority, Cogeneration Project, Carson Ice-General Pro, 6.0%, 7/1/2009	250,000	258,338
Foothill, CA, Transportation/Toll Revenue, Eastern Corridor Agency, Step-up Coupon, 0% to 1/12/2005, 7.05% to 1/1/2009, Series A, ETM, 1/1/2009	7,275,000	7,384,780
Foothill, CA, Transportation/Toll Revenue, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2005	1,000,000	935,560
Long Beach, CA, Sales & Special Tax Revenue, Project Revenue, Aquarium of the Pacific Project, Series A, ETM, 5.75%, 7/1/2005	1,300,000	1,400,880
Sacramento, CA, Electric Revenue, Congeneration Project, Proctor and Gamble Project, 7.0%, 7/1/2004	1,200,000	1,294,560
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency, Series A, Zero Coupon, 1/15/2012 (b)	825,000	539,921
		11,814,039
Colorado 0.9%
Arapahoe County, Transportation/Toll Revenue, Capital Improvement Trust Fund, Series E-470, Prerefunded, 6.9%, 8/31/2015	300,000	346,725
Colorado, Transportation/Tolls Revenue, Regional Transportation District Sales Tax, Series B, 5.5%, 11/1/2016 (b)	5,000,000	5,388,250
		5,734,975
Connecticut 1.1%
Connecticut, Hospital & Healthcare Revenue, Windham Community Memorial Hospital, Series C, 5.75%, 7/1/2011	2,900,000	2,827,877
Connecticut, State GO, Series A, 5.375%, 4/15/2016	4,000,000	4,258,240
		7,086,117
District of Columbia 3.1%
District of Columbia, GO, Series A, ETM, 5.875%, 6/1/2005 (b)	2,610,000	2,841,377
District of Columbia, Core City GO:
Series B-1, 5.3%, 6/1/2005 (b)	6,000,000	6,418,920
Series B, 5.5%, 6/1/2010	1,000,000	1,093,600
Series A, 5.8%, 6/1/2004 (b)	2,930,000	3,128,273
Series A, 5.875%, 6/1/2005 (b)	1,040,000	1,129,690
District of Columbia, County (GO) Lease, 6.875%, 1/1/2003	490,000	500,574
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 6.0%, 10/1/2013	3,630,000	4,128,036
		19,240,470
Georgia 2.3%
Forsyth County, School District GO, 6.0%, 2/1/2014	1,000,000	1,123,350
Georgia, Higher Education Revenue, GO, Series D, 5.75%, 10/1/2013	5,000,000	5,538,000
Georgia, State GO, 6.75%, 9/1/2010	5,370,000	6,384,071
Richmond County, County GO, Board of Education, 5.0%, 11/1/2007	1,000,000	1,077,600
		14,123,021
Hawaii 1.2%
Hawaii, State GO, Series CI, 4.75%, 11/1/2008	7,050,000	7,422,663
Illinois 13.5%
Chicago, IL, Core City GO, Series A, Zero Coupon, 1/1/2016 (b)	1,100,000	693,132
Chicago, IL, Higher Education Revenue, City Colleges, Zero Coupon, 1/1/2014 (b)	11,570,000	6,515,067
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2011 (b)	5,000,000	3,246,250
Hoffman Estates, IL, Project Revenue, Tax Increment Revenue, Zero Coupon, 5/15/2004	2,450,000	2,317,651
Hoffman Estates, IL, Sales & Special Tax Revenue, Zero Coupon, 5/15/2006	8,500,000	7,335,415
Illinois, Pollution Control Revenue, Development Finance Authority, Commonwealth Edison Co., 5.3%, 1/15/2004 (b)	7,500,000	7,854,450
Illinois, Sales & Special Tax Revenue, Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project:
Zero Coupon, 6/15/2004 (b)	10,500,000	9,965,340
Series A, Zero Coupon, 12/15/2011 (b)	11,075,000	7,123,551
Illinois, State GO:
4.6%, 12/1/2005	5,000,000	5,223,450
Series First, Prerefunded, 5.75%, 6/1/2011 (b)	7,000,000	7,844,340
Series First, Prerefunded, 6.0%, 1/1/2012 (b)	3,305,000	3,746,284
Illinois, Transportation/Tolls Revenue, State Toll Highway Authority, Series A, 5.5%, 1/1/2013	2,200,000	2,401,938
Kendall Kane and Will Counties, School District GO, School District No.308, Zero Coupon, 3/1/2003 (b)	1,345,000	1,325,659
McHenry and Lake Counties, School District (GO) Lease, School District No.15, 6.125%, 12/1/2003 (b)	85,000	90,088
Rosemont, IL, Core City GO, Series A, Zero Coupon, 12/1/2013 (b)	3,865,000	2,224,965
Rosemont, IL, Other GO,:
Series B, Zero Coupon, 12/1/2002 (b)	2,785,000	2,760,158
Series A, Zero Coupon, 12/1/2014 (b)	4,000,000	2,162,840
University of Illinois, Higher Education Revenue, AuxiIiary Facilities System:
Series A, 5.5%, 4/1/2015 (b)	3,860,000	4,203,424
Series A, 5.5%, 4/1/2016 (b)	3,580,000	3,885,768
University of Illinois, Higher Education Revenue, Auxiliary Facilities System, Zero Coupon, 10/1/2008 (b)	2,390,000	1,851,724
		82,771,494
Indiana 2.2%
Indianapolis, IN, Core City GO, Local Improvements, Series B, 6.0%, 1/10/2013	3,000,000	3,373,710
Indianapolis, IN, State Agency (REV) Lease, Local Improvements, Series D, 6.75%, 2/1/2014	8,000,000	9,506,160
Johnson City, IN, Hospital & Healthcare Revenue, Hospital Association, Hospital Building, 6.5%, 7/1/2002 (b)	155,000	155,620
Purdue University, Student Loans Revenue, Student Fee Service, Series B, Prerefunded, 6.7%, 7/1/2015	250,000	281,410
		13,316,900
Iowa 0.4%
Iowa, Hospital & Healthcare Revenue, Finance Authority, 6.5%, 2/15/2007	2,000,000	2,192,620
Kansas 0.8%
Johnson County, School District GO, Unified School District No.231, Series A, 5.25%, 10/1/2014	2,220,000	2,392,516
Kansas City, KS, Electric Revenue, Zero Coupon, 3/1/2003 (b)	2,750,000	2,712,490
		5,105,006
Kentucky 0.4%
Kentucky, State (REV) Lease, State Property and Buildings Commission Revenue, Project No.68, Prerefunded, 5.75%, 10/1/2012	2,000,000	2,249,620
Lexington-Fayette, Project Revenue, University of Kentucky Alumni Association, Inc. Project, Prerefunded, 6.5%, 11/1/2009 (b)	300,000	335,436
		2,585,056
Louisiana 1.7%
Jefferson Parish, LA, School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%, 2/1/2003	5,055,000	5,220,450
Louisiana, Sales & Special Tax Revenue, Regional Transportation Authority, Series A, 7.95%, 12/1/2013 (b)	2,815,000	3,672,646
Orleans, LA, Sales & Special Tax Revenue, Levee, District Improvement Project, 5.95%, 11/1/2014	1,610,000	1,734,517
		10,627,613
Maine 0.0%
Maine, Health and Higher Educational Facilities Revenue:
Series B, ETM, 6.3%, 7/1/2004	135,000	146,136
Series B, Prerefunded, 6.5%, 7/1/2006	100,000	110,563
		256,699
Maryland 0.9%
Maryland, State GO, Series A, 5.5%, 3/1/2017	4,765,000	5,244,454
Massachusetts 3.0%
Massachusetts, Pollution Control Revenue, Industrial Development Authority, Tampa Electric Co., Series A, Prerefunded, 6.2%, 2/1/2010	35,000	37,961
Massachusetts, Multi Family Housing Revenue, Housing Finance Agency, Residential Development, Series C, 6.25%, 11/15/2002	3,420,000	3,487,579
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Refusetech, Inc. Project, Series A, 6.15%, 7/1/2002	3,250,000	3,259,263
Massachusetts, Special Assessment Revenue, Bay Transportation Authority, Series A, 5.75%, 7/1/2015	1,000,000	1,089,890
Massachusetts, State GO:
Series D, 5.5%, 11/1/2015 (b)	1,000,000	1,102,520
Series B, 5.75%, 6/1/2009	8,340,000	9,323,203
Series C, Prerefunded, 5.75%, 10/1/2015	250,000	282,148
Massachusetts, State GO, Bay Transportation Authority, 6.5%, 3/1/2004	5,000	5,362
Massachusetts, Water & Sewer Revenue, Pollution Control Revenue, Water Pollution Abatement Trust, Series A, 6.2%, 2/1/2010	10,000	10,796
		18,598,722
Michigan 5.5%
Brighton, MI, School District GO, Series II, Zero Coupon, 5/1/2016 (b)	5,000,000	2,480,800
Detroit, MI, GO, Series A, Prerefunded, 6.7%, 4/1/2010	300,000	334,980
Detroit, MI, Core City GO:
Series B, 5.875%, 4/1/2013 (b)	2,410,000	2,674,739
Series B, 5.875%, 4/1/2014 (b)	2,555,000	2,821,308
Detroit, MI, State GO, Series A-1, 5.375%, 4/1/2016 (b)	2,000,000	2,107,880
Grand Rapids, MI, Sales & Special Tax Revenue, Downtown Development Authority, 6.2%, 6/1/2004 (b)	175,000	188,487
Grand Rapids, MI, Water & Sewer Revenue, 5.0%, 1/1/2009 (b)	2,500,000	2,667,950
Hartland, MI, School District GO, 5.375%, 5/1/2014	3,295,000	3,518,434
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Gratiot Community Hospital, 6.1%, 10/1/2007	350,000	363,622
Michigan, Hospital & Healthcare Revenue, Hospital Finance Authority, Mercy Mt. Clemens, Series A, 6.0%, 5/15/2014 (b)	3,000,000	3,260,970
Michigan, Sales & Special Tax Revenue, State Trunk Line, Series A, 5.5%, 11/1/2014	3,000,000	3,246,060
Michigan, State Agency (GO) Lease, State Building Authority, Series I, 6.5%, 10/1/2004	160,000	175,195
Michigan, State Agency (REV) Lease, Municipal Bond Authority, Series A, Zero Coupon, 6/15/2006	4,750,000	4,148,603
Romulus Township, MI, School District, Series II, Prerefunded, Zero Coupon, 5/1/2022 (b)	12,400,000	3,808,908
Walled Lake, MI, School District GO, 5.75%, 5/1/2013	2,000,000	2,190,660
		33,988,596
Mississippi 0.5%
Rankin County, School District GO, 5.25%, 2/1/2015 (b)	2,845,000	3,036,355
Missouri 1.2%
Missouri, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Washington University, Series A, 5.5%, 6/15/2016	3,200,000	3,507,552
Missouri, Hospital & Healthcare Revenue, Lake Of The Ozarks General Hospital, 6.0%, 2/15/2006	300,000	315,231
Missouri, Water & Sewer Revenue, State Revolving Funds Project, Series C, 5.375%, 7/1/2015	3,495,000	3,796,584
		7,619,367
Nebraska 0.3%
Nebraska, Electric Revenue, Public Power Supply System, Nuclear Facilities, 5.7%, 1/1/2004	50,000	51,141
Omaha, NE, School District GO, Series A, 6.5%, 12/1/2013	1,500,000	1,790,010
		1,841,151
Nevada 2.1%
Clark County, School District GO, 5.25%, 6/15/2013	5,000,000	5,259,400
Clark County, School District GO, Building and Renovation, Series B, 6.5%, 6/15/2007 (b)	7,000,000	7,985,530
		13,244,930
New Hampshire 0.2%
New Hampshire, Senior Care Revenue, Higher Educational and Health Facilities Revenue, Catholic Charities, Series A, 5.75%, 8/1/2011	1,300,000	1,236,157
New Jersey 1.1%
New Jersey, Transportation Trust Fund, Series B, ETM, 6.5%, 6/15/2011 (b)	85,000	100,736
New Jersey, Sales & Special Tax Revenue, Transportation Trust Fund, Series B, 6.5%, 6/15/2011 (b)	140,000	165,337
New Jersey, Transportation/Tolls Revenue, Federal Transportation Administration Grants:
Series B, 5.75%, 9/15/2013 (b)	2,760,000	3,057,666
Series B, 6.0%, 9/15/2015 (b)	500,000	560,740
New Jersey, Transportation/Tolls Revenue, State Highway Authority, Garden State Parkway, 5.5%, 1/1/2014 (b)	2,630,000	2,893,999
		6,778,478
New York 8.6%
Nassau County, County GO, Series E, 7.0%, 3/1/2004	1,000,000	1,061,380
New York, Higher Education Revenue, University Adult Facilities, Series B, 5.75%, 5/15/2013	1,400,000	1,557,010
New York, Hospital & Healthcare Revenue, Medical Care Facilities Finance Agency, Series C, 5.95%, 8/15/2009	3,275,000	3,601,714
New York, State (GO) Lease, Metropolitan Transportation Authority, Transit Facilities Revenue, Series O, 5.75%, 7/1/2007	1,975,000	2,208,011
New York, State Agency (GO) Lease, Dormitory Authority, Pooled Capital Program, 7.8%, 12/1/2005 (b)	110,000	110,000
New York, State Agency (GO) Lease, Urban Development Corporation, Onondaga County Convention Center, 6.0%, 1/1/2005	1,535,000	1,651,982
New York, Transportation/Tolls Revenue, Metropolitan Transportation Authority, Series A, 5.5%, 11/15/2014 (b)	5,000,000	5,545,800
New York, Transportation/Tolls Revenue, Thruway Authority Service Contract, Local Highway and Bridge Project, 5.5%, 4/1/2011 (b)	2,500,000	2,749,650
New York, NY, Core City GO:
Series I, 6.25%, 4/15/2006	1,000,000	1,097,700
Series C-1, 6.3%, 8/1/2003 (b)	50,000	51,124
Series D, 6.5%, 2/15/2005	1,315,000	1,423,869
Series B, 6.75%, 8/15/2003	13,000,000	13,697,060
Series G, 6.75%, 2/1/2009	5,000,000	5,679,900
Series A, 7.0%, 8/1/2004	7,650,000	8,330,315
Series B, 7.25%, 8/15/2007	2,900,000	3,344,773
New York, NY, Sports, Expo & Entertainment Revenue, City Industrial Development Agency, USTA National Tennis Center Project, 6.1%, 11/15/2004	200,000	217,656
		52,327,944
North Carolina 0.9%
North Carolina, Electric Revenue, Municipal Power Agency No.1 Catawba Electric, 7.25%, 1/1/2007 (b)	5,000,000	5,789,750
Ohio 1.7%
Franklin County, Hospital & Healthcare Revenue, Ohio Presbyterian Services:
5.15%, 7/1/2007	1,000,000	994,880
5.4%, 7/1/2010	1,000,000	974,110
Hamilton County, Hospital and Healthcare Revenue, Franciscan Sisters of the Poor, Providence Hosp, Prerefunded, 6.375%, 7/1/2004	4,495,000	4,601,936
Ohio, Higher Education Revenue, University of Findlay Project, 5.75%, 9/1/2007	375,000	393,870
Ohio, Industrial Development Revenue, Building Authority, Adult Correction Facilities, Series A, 5.5%, 10/1/2013	1,140,000	1,245,564
Ohio, Water & Sewer Revenue, Water Development Authority, Pure Water Improvement Project:
Series B, 5.5%, 6/1/2015	2,280,000	2,503,736
5.75%, 12/1/2003 (b)	5,000	5,197
		10,719,293
Oklahoma 0.0%
Oklahoma, Hospital & Healthcare Revenue, Valley View Hospital Authority, 5.75%, 8/15/2006	235,000	243,256
Oregon 1.0%
Multnomah County, School District GO, Series E, 5.625%, 6/15/2013	1,645,000	1,812,609
Oregon, Sales & Special Tax Revenue, Department Administrative Services, Lottery Revenue, Series B, 5.75%, 4/1/2013	4,000,000	4,386,080
		6,198,689
Pennsylvania 4.4%
Allegheny County, Airport Revenue, San Authority, 5.375%, 12/1/2015 (b)	3,370,000	3,611,258
Allegheny County, Hospital & Healthcare Revenue, Magee-Women's Hospital, 6.25%, 10/1/2008 (b)	300,000	310,271
Armstrong County, Hospital & Healthcare Revenue, St. Frances Medical Center Project, Series A, 6.2%, 6/1/2003 (b)	3,090,000	3,220,831
Delaware County, County GO, 5.125%, 10/1/2014	4,200,000	4,374,426
Pennsylvania, Higher Education Revenue, 5.0%, 3/1/2009	2,425,000	2,594,459
Pennsylvania, Higher Education Revenue, Higher Educational Facilities Authority, Ursinus College Project, 5.5%, 1/1/2007	265,000	283,950
Pennsylvania, State GO, Series First, 6.0%, 1/15/2013	5,500,000	6,162,585
Philadelphia, PA, School District GO:
Series C, 5.75%, 3/1/2011 (b)	500,000	552,345
Series C, 5.875%, 3/1/2013 (b)	1,000,000	1,100,380
Pittsburgh, PA, School District GO, 5.25%, 9/1/2009	2,000,000	2,174,880
Scranton and Lackawanna, PA, Hospital & Healthcare Revenue, Health and Welfare Authority, Community Medical Center Project, 5.5%, 7/1/2008 (b)	2,725,000	2,968,234
		27,353,619
South Carolina 1.9%
South Carolina, Hospital & Healthcare Revenue, Franciscan Sisters of the Poor Health System, ETM, 6.375%, 7/1/2004	3,420,000	3,639,940
South Carolina, Water & Sewer Revenue, Grand Strand Water and Sewer Authority:
5.375%, 6/1/2015	3,705,000	3,959,126
5.375%, 6/1/2016	3,900,000	4,138,485
		11,737,551
Tennessee 2.4%
Johnson City, TN, Hospital & Healthcare Revenue, Medical Center Hospital, ETM, 5.5%, 7/1/2013 (b)	3,305,000	3,616,496
Memphis and Shelby Counties, Sports, Expo & Entertainment Revenue, Sports Authority Memphis Arena Project, Series A, 5.5%, 11/1/2015 (b)	3,545,000	3,829,415
Nashville and Davidson Counties, Electric Revenue, Series B, 5.5%, 5/15/2014	3,535,000	3,884,788
Nashville and Davidson Counties, Water & Sewer Revenue, Series B, 5.25%, 1/1/2013 (b)	3,310,000	3,556,032
		14,886,731
Texas 14.2%
Austin, TX, Electric Revenue, Zero Coupon, 11/15/2009 (b)	6,775,000	4,933,487
Austin, TX, Water & Sewer Revenue:
5.75%, 5/15/2014 (b)	2,800,000	3,042,536
6.5%, 11/15/2007 (b)	6,000,000	6,899,640
Brownsville, TX, Electric Revenue, 6.25%, 9/1/2014 (b)	6,500,000	7,538,375
Denison, TX, Hospital & Healthcare Revenue, Texoma Medical Center, Inc. Project, 6.125%, 8/15/2012	1,000,000	937,430
Harris County, County GO, Series A, Zero Coupon, 8/15/2006 (b)	3,915,000	3,392,974
Houston, TX, Higher Education Revenue, University of St. Thomas Project, 7.25%, 12/1/2007	100,000	102,362
Houston, TX, Water & Sewer Revenue:
Series A, 5.5%, 12/1/2015	8,250,000	8,839,215
Series B, 5.75%, 12/1/2016 (b) (c)	1,000,000	1,067,800
Houston, TX, Water & Sewer Revenue, Water Conveyance Systems Contract, Series J, 6.25%, 12/15/2013 (b)	2,500,000	2,891,600
North East, TX, School District GO, 6.0%, 2/1/2015	4,575,000	5,029,481
Plano, TX, School District GO, 5.25%, 2/15/2014	4,625,000	4,867,165
Richardson, TX, Hospital and Healthcare Revenue, Hospital Authority, Richardson Medical Center, Prerefunded, 6.5%, 12/1/2012	825,000	889,853
Richardson, TX, Hospital & Healthcare Revenue, Hospital Authority, Richardson Medical Center, Series 1993, 6.5%, 12/1/2012	1,315,000	1,357,908
Texas, Electric Revenue, Lower Colorado River Authority, Series A, 5.875%, 5/15/2014	2,500,000	2,730,250
Texas, Electric Revenue, Municipal Power Agency:
Zero Coupon, 9/1/2007 (b)	8,385,000	6,900,184
Zero Coupon, 9/1/2014 (b)	1,800,000	985,320
Texas, Electric Revenue, Texas Electric Co. Project, Series A, 5.5%, 5/1/2022	2,000,000	2,014,360
Texas, State (GO) Lease, Public Finance Authority, Zero Coupon, 2/1/2009 (b)	5,860,000	4,412,873
Texas, Water & Sewer Revenue, State Revolving Funds Project:
Series A, 5.625%, 7/15/2013	2,290,000	2,498,505
Series B, 5.75%, 7/15/2013	3,000,000	3,276,960
Series B, 5.75%, 7/15/2014	3,555,000	3,861,548
Travis County, Hospital & Healthcare Revenue, Ascension Health Credit:
Series A, 5.75%, 11/15/2007 (b)	2,000,000	2,188,740
Series A, 5.75%, 11/15/2010 (b)	1,000,000	1,091,890
Series A, 6.25%, 11/15/2013 (b)	5,000,000	5,546,200
Waxahachie, TX, School District GO, Independent School District, Zero Coupon, 8/15/2009	400,000	294,184
		87,590,840
Utah 1.5%
Utah, Electric Revenue, Intermountain Power Agency, Series B, ETM, 6.25%, 7/1/2006 (b)	5,060,000	5,676,055
Utah, Electric Revenue, Intermountain Power Agency, Series B, 6.25%, 7/1/2006 (b)	2,940,000	3,281,187
		8,957,242
Virgin Islands 0.3%
Virgin Islands, Electric Revenue, Water and Power Authority, 5.25%, 7/1/2009	2,000,000	2,069,800
Washington 3.2%
Douglas County, School District GO, School District No.206, Eastmont, 5.75%, 12/1/2013 (b)	2,000,000	2,198,100
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No.2:
Series A, 5.25%, 7/1/2008	3,000,000	3,134,310
Series A, 5.8%, 7/1/2007	2,120,000	2,330,177
Series A, 6.3%, 7/1/2012	1,000,000	1,150,270
Washington, Electric Revenue, Public Power Supply System, Nuclear Project No.3, Series B, Zero Coupon, 7/1/2004 (b)	8,000,000	7,594,880
Washington, State GO, Series A, 5.5%, 9/1/2007	2,875,000	3,159,711
		19,567,448
West Virginia 0.9%
South Charleston, WV, Pollution Control Revenue, Union Carbide Corp., 7.625%, 8/1/2005	2,000,000	2,173,140
West Virginia, Transportation/Tolls Revenue, 5.25%, 5/15/2015 (b)	2,940,000	3,138,244
		5,311,384
Wisconsin 3.0%
Wisconsin, Hospital & Healthcare Revenue, Mercy Health System Corp.:
6.0%, 8/15/2005 (b)	1,400,000	1,524,152
6.125%, 8/15/2006 (b)	1,480,000	1,638,419
6.25%, 8/15/2007 (b)	1,000,000	1,121,580
Wisconsin, Hospital & Healthcare Revenue, Wheaton Franciscan Service, Inc., 5.8%, 8/15/2004 (b)	1,675,000	1,790,324
Wisconsin, State GO:
Series C, 5.25%, 5/1/2016 (b)	7,705,000	8,059,276
Series D, Prerefunded, 5.75%, 5/1/2015	4,000,000	4,506,120
		18,639,871
Total Long-Term Municipal Investments (Cost $564,121,606)		597,857,158

Short-Term Municipal Investments 3.1%
California 1.2%
Los Angeles, CA, Port Authority Revenue, Regional Airport Improvement Corp., 1.6%, 12/1/2025*	7,500,000	7,500,000
Montana 0.2%
Forsyth, MT, Industrial Development Revenue, Pacificorp Project, Pollution Control, 1.7%, 1/1/2018*	1,100,000	1,100,000
New York 0.8%
Nassau County, County GO, Industrial Development Agency Civic Facility, 1.55%, 1/1/2034*	2,700,000	2,700,000
New York, NY, Core City GO:
Series B, 1.55%, 8/15/2005* (b)	1,600,000	1,600,000
Series B, 1.55%, 10/1/2022* (b)	1,000,000	1,000,000
		5,300,000
Ohio 0.2%
Ohio, Industrial Development Revenue, 1.6%, 9/1/2030*	1,200,000	1,200,000
Pennsylvania 0.2%
Pennsylvania, Economic Development Financing Authority, Carnegie Mellon University, Series C, 1.55%, 11/1/2029*	1,000,000	1,000,000
Tennessee 0.2%
Montgomery County, Public Building Authority, 1.65%, 4/1/2032*	1,000,000	1,000,000
Utah 0.3%
Salt Lake County, County Pollution Control Revenue, Service Station Holidings, 1.65%, 2/1/2008*	2,000,000	2,000,000
Total Short-Term Municipal Investments (Cost $19,100,000)		19,100,000
Total Investment Portfolio - 100.0% (Cost $583,221,606) (a)		616,957,158

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These securities are shown at their current rates as of May 31, 2002.
(a) The cost for federal income tax purposes was $582,301,572. At May 31, 2002, net unrealized appreciation for all securities based on tax cost was $34,655,586. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,837,541 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $181,955.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA. At May 31, 2002, insurance concentrations greater than 10% of the total portfolio were MBIA (18%), AMBAC (15%) and FGIC (13%).
(c) When-issued or forward delivery security.
ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.
Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.
At May 31, 2002, open interest rate swap with J.P. Morgan Chase Bank was as follows:
Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Depreciation($)
9/2/2002 3/5/2007	20,000,000	Fixed - 3.531%	USD-Floating TBMA Muni Swap Index	-
Total unrealized depreciation on open interest rate swaps				-

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002
Assets
Investments in securities, at value (cost $583,221,606)	$ 616,957,158
Cash	891,048
Receivable for investments sold	4,990,741
Interest receivable	7,439,026
Receivable for Fund shares sold	475,365
Total assets	630,753,338
Liabilities
Payable for investments purchased	8,018,086
Payable for when-issued and forward delivery securities	1,056,160
Net payable on closed interest rate swaps	421,201
Dividends payable	206,120
Payable for Fund shares redeemed	64,901
Accrued management fee	288,029
Other accrued expenses and payables	98,714
Total liabilities	10,153,211
Net assets, at value	$ 620,600,127
Net Assets
Net assets consist of: Undistributed net investment income	132,306
Net unrealized appreciation (depreciation) on investments	33,735,552
Accumulated net realized gain (loss)	1,690,916
Paid-in capital	585,041,353
Net assets, at value	$ 620,600,127

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,158,203 / 278,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.35
Class S Net Asset Value, offering and redemption price per share ($577,883,384 / 50,923,272 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.35
Class A Net Asset Value and redemption price per share ($29,560,499 / 2,605,997 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.34
Maximum offering price per share (100 / 97.25 of $11.34)	$ 11.66
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,615,111 / 494,897 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.35
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,382,930 / 386,440 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.34

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2002
Investment Income
Income: Interest	$ 31,170,771
Expenses: Management fee	3,259,759
Administrative fee	867,850
Distribution service fees	116,726
Trustees' fees and expenses	4,421
Other	24,358
Total expenses, before expense reductions	4,273,114
Expense reductions	(5,722)
Total expenses, after expense reductions	4,267,392
Net investment income	26,903,379
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,593,715
Futures	(77,763)
Interest rate swaps	(515,200)
5,000,752
Net unrealized appreciation (depreciation) during the period on investments	2,123,176
Net gain (loss) on investment transactions	7,123,928
Net increase (decrease) in net assets resulting from operations	$ 34,027,307

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2002	2001
Operations: Net investment income	$ 26,903,379	$ 27,404,534
Net realized gain (loss) on investment transactions	5,000,752	1,638,057
Net unrealized appreciation (depreciation) on investment transactions during the period	2,123,176	26,274,760
Net increase (decrease) in net assets resulting from operations	34,027,307	55,317,351
Distributions to shareholders from: Net investment income: Class AARP	(94,463)	(12,258)
Class S	(25,597,331)	(27,418,254)
Class A	(823,849)	-
Class B	(160,358)	-
Class C	(83,026)	-
Fund share transactions: Proceeds from shares sold	121,670,578	102,980,523
Net assets acquired in tax-free reorganization	20,264,507	65,783,156
Reinvestment of distributions	17,986,309	17,788,754
Cost of shares redeemed	(139,349,624)	(143,554,322)
Net increase (decrease) in net assets from Fund share transactions	20,571,770	42,998,111
Increase (decrease) in net assets	27,840,050	70,884,950
Net assets at beginning of period	592,760,077	521,875,127
Net assets at end of period (undistributed net investment income of $132,306 at May 31, 2002)	$ 620,600,127	$ 592,760,077

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.26
Income (loss) from investment operations: Net investment income	.46
Net realized and unrealized gain (loss) on investment transactions	.08
Total from investment operations	.54
Less distributions from: Net investment income	(.46)
Net asset value, end of period	$ 11.34
Total Return (%)[b]	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30
Ratio of expenses (%)	.92*
Ratio of net investment income (%)	4.19*
Portfolio turnover rate (%)	18
[a] For the period from June 11, 2001 (commencement of sales of Class A shares) to May 31, 2002. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class B
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.26
Income (loss) from investment operations: Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	.09
Total from investment operations	.46
Less distributions from: Net investment income	(.37)
Net asset value, end of period	$ 11.35
Total Return (%)[b]	4.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6
Ratio of expenses (%)	1.74*
Ratio of net investment income (%)	3.37*
Portfolio turnover rate (%)	18
[a] For the period from June 11, 2001 (commencement of sales of Class B shares) to May 31, 2002. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Class C
2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.26
Income (loss) from investment operations: Net investment income	.37
Net realized and unrealized gain (loss) on investment transactions	.08
Total from investment operations	.45
Less distributions from: Net investment income	(.37)
Net asset value, end of period	$ 11.34
Total Return (%)[b]	4.06**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses (%)	1.72*
Ratio of net investment income (%)	3.39*
Portfolio turnover rate (%)	18
[a] For the period from June 11, 2001 (commencement of sales of Class C shares) to May 31, 2002. [b] Total return does not reflect the effect of any sales charges. * Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Medium-Term Tax-Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. On June 11, 2001, the Fund commenced offering Class A, B and C shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after effective date, cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. No interest accrues to the Fund until the effective date. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2002, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ 1,713,583
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 34,655,586

In addition, during the year ended May 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 26,759,027

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended May 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $110,075,904 and $130,752,842, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI"), was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Investment Management Agreement (the "Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. Through June 11, 2001, the management fee payable under the Agreement was equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.50% of the next $500,000,000 of such net assets and 0.475% of such net assets in excess of $1,000,000,000 of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective June 11, 2001, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.49% of the next $1,500,000,000 of such net assets, 0.47% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such net assets, 0.41% of the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended May 31, 2002, the fees pursuant to the Agreement and the Management Agreement were equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.15%, 0.175%, 0.225% and 0.200% of average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class AARP	$ 3,213	$ 404
Class S	872,536	76,277
Class A	34,557	4,294
Class B	10,801	1,082
Class C	4,920	691
	$ 926,027	$ 82,748

In addition, the Administrative Fee on the Statement of Operations was reduced by $58,177 due to ordinary changes of estimates in expenses.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 11, 2001 (commencement of sales) through May 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2002
Class B	$ 36,005	$ 3,608
Class C	18,452	2,591
	$ 54,457	$ 6,199

SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period June 11, 2001 (commencement of sales) through May 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2002
Class A	$ 44,516	$ 7,445
Class B	11,602	1,303
Class C	6,151	818
	$ 62,269	$ 9,566

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid to SDI in connection with the distribution of Class A shares for the period June 11, 2001 (commencement of sales) through May 31, 2002 aggregated $22,387.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 11, 2001 (commencement of sales) to May 31, 2002, the CDSC for Class B and C shares was $4,603 and $134, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $5,722 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes shares and dollar activity in the Fund:

	Year Ended May 31, 2002		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	217,530	$ 2,470,913	120,315*	$ 1,356,215*
Class S	8,102,771	91,643,257	9,157,340	101,624,308
Class A**	1,900,456	21,559,415	-	-
Class B**	207,158	2,343,269	-	-
Class C**	323,873	3,653,724	-	-
		$ 121,670,578		$ 102,980,523
Shares issued in tax-free reorganization
Class S	-	$ -	6,018,589	$ 65,783,156
Class A	1,294,292	14,573,330	-	-
Class B	407,864	4,592,594	-	-
Class C	97,563	1,098,583	-	-
		$ 20,264,507		$ 65,783,156
Shares issued to shareholders in reinvestment of distributions
Class AARP	6,746	$ 76,417	903*	$ 10,137*
Class S	1,522,546	17,249,781	1,603,831	17,778,617
Class A**	45,025	509,884	-	-
Class B**	9,165	103,835	-	-
Class C**	4,098	46,392	-	-
		$ 17,986,309		$ 17,788,754
Shares redeemed
Class AARP	(59,498)	$ (673,414)	(7,825)*	$ (88,172)*
Class S	(11,434,968)	(129,557,697)	(12,926,863)	(143,466,150)
Class A**	(633,776)	(7,203,731)	-	-
Class B**	(129,290)	(1,468,504)	-	-
Class C**	(39,094)	(446,278)	-	-
		$ (139,349,624)		$ (143,554,322)
Net increase (decrease)
Class AARP	164,778	$ 1,873,916	113,393*	$ 1,278,180*
Class S	(1,809,651)	(20,664,659)	3,852,897	41,719,931
Class A**	2,605,997	29,438,898	-	-
Class B**	494,897	5,571,194	-	-
Class C**	386,440	4,352,421	-	-
		$ 20,571,770		$ 42,998,111

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
** For the period from June 11, 2001 (commencement of sales of Class A, B and C shares) to May 31, 2002.

G. Acquisition of Assets

On June 8, 2001, the Fund acquired all the net assets of Kemper Intermediate Municipal Bond Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 1,294,292 Class A shares, 407,864 Class B shares and 97,563 Class C shares of the Fund, respectively, for 1,430,620 Class A shares, 450,913 Class B shares and 107,839 Class C shares of Kemper Intermediate Municipal Bond Fund, respectively, outstanding on June 8, 2001. Kemper Intermediate Municipal Bond Fund's net assets at that date ($20,264,507), including $905,896 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $593,892,547. The combined net assets of the Fund immediately following the acquisition were $614,157,054.

On July 28, 2000, the Fund acquired all the net assets of Scudder Limited Term Tax Free Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,018,589 Class S shares of the Fund for 5,588,737 shares of Scudder Limited Term Tax Free Fund outstanding on July 28, 2000. Scudder Limited Term Tax Free Fund's net assets at that date ($65,783,156), including $1,136,149 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $533,571,024. The combined net assets of the Fund immediately following the acquisition were $599,354,180.

H. Change in Accounting Principle

As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Prior to June 1, 2001, the Fund did not accrete market discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $753,026 increase in cost of securities and a corresponding $753,026 decrease in net unrealized appreciation, based on securities held by the Fund on June 1, 2001.

The effect of this change for the year ended May 31, 2002, was to increase net investment income by $171,945, decrease unrealized appreciation by $167,009, and decrease net realized gains by $4,936. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Trustees of Scudder Tax-Free Trust and the Shareholders of Scudder Medium-Term Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Medium-Term Tax-Free Fund (the "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
July 19, 2002

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,799,000 as capital gain dividends for its year end May 31, 2002, of which 100% represents 20% rate gains.

Of the dividends paid from net investment income for the taxable year ended May 31, 2002, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder Medium Term Tax Free Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
34,217,685	937,808	1,115,882

Trustees and Officers

The following table presents information about each Trustee of the Fund as of May 31, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1997 to present	President, WGBH Educational Foundation	48	American Public Television;
New England Aquarium;
Becton Dickinson and Company;
Mass Corporation for Educational Telecommunications;
The A.H. Belo Company;
Committee for Economic Development;
Concord Academy;
Public Broadcasting Service;
Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1993 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	48	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	None
Keith R. Fox (48)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	April 2002 to present	Retired	63	Household International (banking and finance) (1992 to present); ISI Family of Funds (four registered investment companies) (2000 to present)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1994 to present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay;
Sonesta International Hotels, Inc.;
Northeastern University Funds and Endowment Committee;
Connecticut College Finance Committee;
Commonwealth Institute (not-for-profit start-up for women's enterprises);
The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	April 2002 to present	Member, Fulbright & Jaworski L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (four registered investment companies)
Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Richard T. Hale[1] (56)
Trustee and Vice President	April 2002 to present	Managing Director, Deutsche Asset Management	220	None

1 Mr. Hale is considered an "interested person" because of his affiliation with the fund's investment manager.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the Fund as of May 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of the Fund's Advisor, Deutsche Investment Management Americas Inc., or an affiliate of the Advisor.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr. (43)
President	2000 to present	Managing Director, Deutsche Asset Management
Philip G. Condon (51)
Vice President	1997 to present	Managing Director, Deutsche Asset Management
Richard T. Hale (56)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Daniel O. Hirsch (48)
Vice President and Assistant Secretary	April 2002 to present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, Assistant General Counsel, Securities and Exchange Commission (1993-1998)
Gary L. French (50)
Treasurer	January 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Wilkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048